UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 29, 2024

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed by 2U, Inc. (the “Company”), the Company is in the process of developing and implementing a comprehensive performance improvement plan that aims to improve profitability, optimize its operating model, and improve the balance sheet. Given the need to retain key employees critical to these efforts during this period, the Compensation Committee of the Board of Directors of the Company (the “Committee”) determined that it was in the best interest of the Company to provide incentive for the continued dedication of these employees. Accordingly, on March 29, 2024, the Committee approved a retention program, pursuant to which the Company’s executive officers (“Officers”) will receive cash retention payments (the “Retention Program”) in lieu of receiving a 2024 annual bonus and an equity award under the Company’s 2014 Amended and Restated Equity Incentive Plan. In connection with the adoption of the Retention Program, the Company has entered into, or expects to enter into, a Retention Bonus and Clawback Agreement (the “Retention Agreements”) with each Officer, pursuant to which each Officer is entitled to receive cash payments in the following amounts: Mr. Lalljie ($2,345,000), Mr. Norden ($1,190,000), Mr. Hermalyn ($726,000) and Mr. McCullough ($726,000), to be paid in equal quarterly installments on each of April 1, 2024, July 1, 2024, October 1, 2024 and January 1, 2025 or as soon as administratively practical thereafter.

Pursuant to the Retention Agreements, if an Officer is terminated for cause or resigns from employment without good reason (as defined in the Retention Agreements) prior to June 30, 2025, such Officer will be required to repay the pre-tax amount of the retention payment pursuant to the terms set forth in the Retention Agreements.

The foregoing description of the material terms of the Retention Agreements is not intended to be complete and is qualified in its entirety by reference to the form of Retention Agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Form of Retention Bonus and Clawback Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

2U, Inc.

April 4, 2024	By:	/s/ Matthew J. Norden
Matthew J. Norden
Chief Financial Officer